                                    EXHIBIT 4

                        SPECIMEN CERTIFICATE OF SHARE OF
                                 THE GROWTH FUND

[FRONT OF CERTIFICATE]

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER                                                  SHARES
          --------------                                          ------------

                              THE LOU HOLLAND TRUST
                            A DELAWARE BUSINESS TRUST



THIS CERTIFIES THAT
IS THE REGISTERED HOLDER OF                     SHARES OF BENEFICIAL INTEREST OF

                           -------------------
                           THE GROWTH FUND


TRANSFERABLE ON THE BOOKS OF THE TRUST BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE DECLARATION OF TRUST AND ANY AMENDMENTS THERETO.

     IN WITNESS WHEREOF, THE SAID TRUST HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS SEAL TO BE HEREUNTO AFFIXED THIS
        DAY OF       , A.D.             .
--------      -------        -----------



------------------------------       [SEAL]            -------------------------
         PRESIDENT                                                   SECRETARY





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[BACK OF CERTIFICATE]

FOR VALUE RECEIVED               HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   --------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OR ASSIGNEE
-----------------------------------

------------------------------------




-------------------------------------------------------------------------------

    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARES OF THE BENEFICIAL INTEREST REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


______________________________________________________________ ATTORNEY

TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED ASSOCIATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


                                 DATED _________________________________



                       ---------------------------------------------------------
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                 CHANGE WHATEVER.